Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes

(14) Income Taxes

The components of income before income taxes and equity in earnings (loss) of affiliated company and provision (benefit) for income taxes as shown in the consolidated statements of operations were as follows:

	Yen (Millions)
	2010	2011	2012
Income before income taxes and equity in earnings (loss) of affiliated company:
The Company and domestic subsidiaries	¥(13,376)	(1,130)	(2,775)
Foreign subsidiaries	3,450	6,681	(667)

	¥(9,926)	5,551	(3,442)

	Yen (Millions)
	2010	2011	2012
Provision (benefit) for income taxes:
Current:
The Company and domestic subsidiaries	¥856	813	555
Foreign subsidiaries	818	1,160	1,841
Deferred:
The Company and domestic subsidiaries	(272)	330	(1,513)
Foreign subsidiaries	55	49	(2,123)

	¥1,457	2,352	(1,240)

The Company and its domestic subsidiaries are subject to a number of income taxes, which in the aggregate resulted in statutory income tax rates of 40.5%, 40.4% and 40.4% for the years ended March 31, 2010, 2011 and 2012, respectively.

Amendments to the Japanese tax regulations were enacted into law on December 2, 2011. As a result of these amendments, the statutory income tax rate will be reduced to approximately 37.8% effective from the year beginning April 1, 2012, and to approximately 35.4% effective from the year beginning April 1, 2015. The adjustments of deferred tax assets and liabilities for these changes in the tax rate resulted in a net decrease of ¥5,160 million to deferred tax assets. However, there was a corresponding decrease to the valuation allowance.

The acquired company, Verigy, was a Singapore corporation and had negotiated tax incentives with the Singapore Economic Development Board (“EDB”), an agency of the Government of Singapore, which had been approved by Singapore’s Ministry of Finance and Ministry of Trade and Industry. Subsequent to the acquisition, our reorganization of subsidiaries in Singapore was developed, and such tax incentives were terminated on March 31, 2012. New tax incentives were granted by the EDB effective April 1, 2012. Under the new incentive, a portion of the income we earn in Singapore during the incentive periods is subject to reduced rates of Singapore income tax. The incentive will expire on March 31, 2014. The Singapore corporate income tax rates that would apply, absent the incentive, is 17% for fiscal year ended March 31, 2012. Due to the low level of taxable income attributable to Singapore, the impact on our income taxes was immaterial for the fiscal year ended March 31, 2012.

A reconciliation of the Japanese statutory income tax rate and the effective income tax rate as a percentage of income before income taxes was as follows:

	2010	2011	2012
Statutory rates for expense (benefit)	(40.5)%	40.4%	(40.4)%
Effects on income taxes resulting from:
Earnings of foreign subsidiaries taxed at different rate from the statutory rate in Japan	(2.1)	(16.2)	12.3
Tax credits	5.5	(13.7)	(60.9)
Expenses not deductible for tax purposes	0.8	2.6	4.3
Expiration of stock options	—	11.0	9.5
Undistributed earnings of foreign subsidiaries	(1.1)	3.8	(20.0)
Change in valuation allowance	52.3	13.0	(92.1)
Effect of enacted changes in tax laws and rates on Japanese tax	—	—	149.9
Other, net	(0.2)	1.5	1.4

	14.7%	42.4%	(36.0)%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2011 and 2012 were presented below.

	Yen (Millions)
	2011	2012
Deferred tax assets:
Inventories	¥4,356	3,820
Accrued warranty expenses	681	722
Accrued pension and severance costs	5,732	8,426
Accrued expenses	1,557	2,088
Research and development expenses capitalized for tax purposes	2,245	1,807
Operating loss carryforwards	30,352	31,800
Property, plant and equipment	3,054	3,449
Tax credits	3,616	5,873
Other	1,887	1,709

Total gross deferred tax assets	53,480	59,694
Less valuation allowance	(52,082)	(50,188)

Net deferred tax assets	1,398	9,506

Deferred tax liabilities:
Intangible assets	—	(1,615)
Net unrealized gains on marketable securities	(528)	(676)
Undistributed earnings of foreign subsidiaries	(2,567)	(932)
Other	(22)	(57)

Total gross deferred tax liabilities	(3,117)	(3,280)

Net deferred tax assets (liabilities)	¥(1,719)	6,226

At March 31, 2011, deferred tax liabilities were provided for all foreign subsidiaries with undistributed earnings. Management of Advantest intends to reinvest certain undistributed earnings of the Company’s foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liabilities has been recognized on undistributed earnings of these subsidiaries not expected to be remitted in the foreseeable future, aggregating ¥6,712 million at March 31, 2012. Deferred tax liabilities will be recognized when Advantest expects that it will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investments. The related deferred tax liability would have been ¥1,134 million at March 31, 2012.

Included in other current assets and other assets were deferred tax assets of ¥354 million and ¥7,337 million at March 31, 2011 and 2012, respectively.

Included in other current liabilities and other liabilities were deferred tax liabilities of ¥2,073 million and ¥1,111 million at March 31, 2011 and 2012, respectively.

At March 31, 2012, Advantest had total net operating loss carry forwards for income tax purposes of ¥106,566 million which are available to reduce future income taxes. Operating losses of ¥78,354 million attributable to the Company and domestic subsidiaries in Japan will expire during the years ending March 31, 2015 through 2021. Other net operating losses of ¥24,300 million have no expiration dates and remaining other net operating losses of ¥3,912 million will expire predominately during the years ending March 31, 2032. Net operating loss carryforwards utilized during the years ended March 31, 2010, 2011 and 2012 were ¥2,421 million, ¥554 million and ¥25 million, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon projections for future taxable income over the periods in which the deferred tax assets are deductible including management’s expectations of future semiconductor market and semiconductor and component test systems market prospects and other factors, management believes it is more likely than not that Advantest will realize the benefits of these deductible differences, net of valuation allowance.

The changes in valuation allowance for the years ended March 31 were as follows:

	Yen (Millions)
	2010	2011	2012
Balance at beginning of year	¥48,015	51,289	52,082
Additions	3,274	793	—
Reductions	—	—	1,894

Balance at end of year	¥51,289	52,082	50,188

For the year ended March 31, 2010, valuation allowance increased primarily due to an increase in net operating loss carryforwards, which was partially offset by decreases in deferred tax assets associated with inventory and property, plant and equipment. For the year ended March 31, 2011, valuation allowance increased primarily due to an increase in net operating loss carryforwards, which was partially offset by decreases in deferred tax assets associated with inventory and research and development expenses capitalized for tax purposes. For the year ended March 31, 2012, the valuation allowance decreased due to reductions in deferred tax assets associated with change of tax rate in Japan.

The amount of the deferred tax assets considered realizable, however, could be changed in the near term if estimates of future taxable income are revised and the effect on the company’s consolidated financial position and results of operations could be significant.

There were no unrecognized tax benefits for the years ended March 31, 2010 and 2011. Unrecognized tax benefits for the year ended March 31, 2012 were as follows:

Yen (Millions)
2012
Balance, April 1, 2011	¥—
Acquisition of Verigy	1,671
Increase for tax positions of previous years	148
Increase for current year tax positions	57
Settlements	(47)
Lapse of the applicable statute of limitations	(341)
Translation adjustments	(4)

Balance, March 31, 2012	1,484

Although Advantest believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audits, settlements and any related litigation could affect the effective tax rate in the future periods. The total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, are ¥1,484 million at March 31, 2012. As of March 31, 2012, Advantest does not expect changes in its tax positions that would significantly increase or decrease unrecognized tax benefits within next 12 months. Both interest and penalties accrued are included in other liabilities in the accompanying consolidated balance sheets, and both interest and penalties are included in the income tax provision in the accompanying consolidated statements of operations.

Advantest files income tax returns in Japan and various foreign tax jurisdictions. As of March 31, 2012, Advantest had open tax years beginning April 1, 2007 for Japan, 2010 for Taiwan, and 2006 for the United States.